Morgan Stanley Variable Investment Series
                          Item 77(O) 10F-3 Transactions
                         January 1, 2004 - June 30, 2004


Aggressive Equity Portfolio:


 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
 Eyetech    01/29/  6,500,   $21.00 $136,500  22,300  0.343%   0.10
Pharmaceut    04      000             ,000                      4%    Merrill
icals Inc                                                             Lynch &
                                                                     Co, Morgan
                                                                      Stanley,
                                                                        Bear
                                                                     Stearns &
                                                                     Co Inc and
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                       Boston

            02/09/  440,00   $4.84  $2,129,0  53,900  0.012%   0.38
              04      0,               00,                      7%     Morgan
                      000              000                            Stanley,
                                                                       Nikko
 Shinsei                                                             Citigroup,
   Bank                                                                Nomura
                                                                     Securities
                                                                      , Nomura
                                                                     Internatio
                                                                        nal,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                      Boston,
                                                                       Daiwa
                                                                     Securities
                                                                        SMBC
                                                                      Europe,
                                                                      Deutsche
                                                                      Bank, JP
                                                                     Morgan and
                                                                      Merrill
                                                                       Lynch
                                                                     Internatio
                                                                        nal




Equity Portfolio:


  Security    Purchas Size of  Offeri    Total    Amount   % of    % of
 Purchased      e/    Offerin    ng    Amount of    of    Offerin  Fund  Broker
               Trade     g     Price   Offering   Shares     g       s      s
               Date              of               Purchas Purchas  Tota
                               Shares               ed      ed       l
                                                  By Fund By Fund  Asse
                                                                    ts
  Eyetech     01/29/0 6,500,0  $21.00  $136,500,  35,200  0.542%   0.10
Pharmaceuti      4      00                000                       3%   Merril
  cals Inc                                                                  l
                                                                          Lynch
                                                                          & Co,
                                                                         Morgan
                                                                         Stanle
                                                                           y,
                                                                          Bear
                                                                         Stearn
                                                                         s & Co
                                                                           Inc
                                                                           and
                                                                         Credit
                                                                         Suisse
                                                                          First
                                                                         Boston





High Yield Portfolio:


 Security  Purcha   Size    Offeri    Total   Amount    % of   % of
Purchased    se/     of       ng    Amount of   of     Offeri  Fund    Brokers
            Trade  Offeri   Price   Offering  Shares     ng      s
            Date     ng       of              Purcha   Purcha  Tota
                            Shares              sed      sed     l
                                                By       By    Asse
                                               Fund     Fund    ts

                                                                       Credit
Elizabeth  01/08/  2,250,   $100.0  $225,000, 65,000    0.03%  0.07    Suisse
  Arden,     04      000      0        000                       %      First
   Inc.                                                                Boston,
                                                                       Morgan
                                                                       Stanley
                                                                      and CIBC
                                                                        World
                                                                       Markets










                                                                       Lehman
  Primus                                                              Brothers,
Telecommu  01/13/  2,400,    $100   $240,000, 225,00    0.09%  0.25    Morgan
   ni-       04      000               000       0               %    Stanley,
 cations                                                              Jefferies
 Holding,                                                             & Company
   Inc.                                                                  Inc





                                                                         UBS
                                                                     Investment
  Leiner   05/24/  1,500,    $100   $150,000, 155,00    0.10%  0.17     Bank,
  Health     04      000               000       0               %     Credit
 Products                                                              Suisse
   Inc.                                                                 First
                                                                     Boston and
                                                                       Morgan
                                                                       Stanley


  Kabel                                                               Deutsche
Deutschla  06/24/     -      $100   $610,000, 430,00    0.025  0.16     Bank,
    nd       04                        000       0               %     Morgan
                                                                      Stanley,
                                                                     Citigroup,
                                                                       Goldman
                                                                        Sachs
                                                                     Internatio
                                                                       nal and
                                                                      ABN AMRO

Income Builder Portfolio:


Securit  Purchas  Size of   Offeri   Total    Amount    % of    % of
   y        e/    Offering    ng     Amount     of     Offerin  Fund   Brokers
Purchas   Trade              Price     of     Shares      g       s
   ed      Date               of    Offering  Purchas  Purchas  Tota
                            Shares              ed       ed       l
                                              By Fund  By Fund  Asse
                                                                 ts
                                                                        Morgan
                                                                       Stanley,
                                                                         UBS
         04/28/0  50,000,0  $23.50             7,200   0.014%   0.17  Investmen
Accentu     4        00             $1,175,0                     5%    t Bank,
 re Ltd                                00                                 JP
                                      000                              Morgan,
                                                                        Credit
                                                                        Suisse
                                                                        First
                                                                       Boston,
                                                                       Goldman
                                                                       Sachs &
                                                                         Co,
                                                                       Merrill
                                                                       Lynch &
                                                                         Co,
                                                                      Citigroup
                                                                         , SG
                                                                       Cowen &
                                                                       Co, Banc
                                                                          of
                                                                       America
                                                                      Securitie
                                                                        s LLC,
                                                                       Wachovia
                                                                      Securitie
                                                                       s, Bear
                                                                      Stearns &
                                                                       Co Inc,
                                                                      Needham &
                                                                       Company
                                                                      Inc, Legg
                                                                        Mason
                                                                         Wood
                                                                       Walker,
                                                                       ABN AMRO
                                                                      Rothschil
                                                                        d LLC,
                                                                      Robert W.
                                                                       Baird &
                                                                        Co and
                                                                        Scotia
                                                                       Capital



Information Portfolio:


  Security   Purcha   Size of  Offeri   Total    Amount   % of    % of
 Purchased     se/    Offerin    ng   Amount of    of    Offeri   Fund  Brokers
              Trade      g     Price   Offering  Shares    ng      s
              Date               of              Purcha  Purcha   Tota
                               Shares              sed     sed     l
                                                   By      By     Asse
                                                  Fund    Fund     ts
  Atheros    02/11/   9,000,0  $14.00 $126,000,   6,800  0.076%   0.48
Communicati    04       00               000                       0%    Morgan
 ons, Inc.                                                              Stanley
                                                                           ,
                                                                         Lehman
                                                                        Brother
                                                                        s, Banc
                                                                           of
                                                                        America
                                                                        Securit
                                                                        ies LLC
                                                                          and
                                                                         Thomas
                                                                         Weisel
                                                                        Partner
                                                                         s LLC



                                                                         Morgan
             04/21/   11,000,  $12.00 $132,000,   1,600  0.015%   0.10  Stanley
    SiRF       04       000              000                       6%      ,
 Technology                                                              Credit
 Holdings,                                                               Suisse
    Inc.                                                                 First
                                                                        Boston,
                                                                        Deutsch
                                                                         e Bank
                                                                        Securit
                                                                        ies and
                                                                         Thomas
                                                                         Weisel
                                                                        Partner
                                                                         s LLC





Limited Duration Portfolio:


Security   Purchas  Size   Offeri    Total     Amount    % of   % of
Purchase     e/      of      ng    Amount of     of    Offerin  Fund    Brokers
    d       Trade  Offeri   Price   Offering   Shares     g       s
            Date     ng      of                Purchas Purchas  Tota
                           Shares                ed       ed      l
                                               By Fund By Fund  Asse
                                                                 ts


                                                                       Wachovia
Wachovia                                                               Securiti
Corporat   02/03/0    -    $99.77  $1,250,00   325,000  0.03%   0.17      es,
   ion        4                        0,                         %    Barclays
                                      000                              Capital,
                                                                         Bear
                                                                        Stearns
                                                                         & Co
                                                                         Inc,
                                                                       Citigrou
                                                                          p,
                                                                        Goldman
                                                                        Sachs &
                                                                          Co,
                                                                        Merrill
                                                                        Lynch &
                                                                          Co,
                                                                        Morgan
                                                                       Stanley,
                                                                          UBS
                                                                       Investme
                                                                       nt Bank,
                                                                       Blaylock
                                                                           &
                                                                       Partners
                                                                          LP,
                                                                       Guzman &
                                                                       Company,
                                                                         Keefe
                                                                       Bruyette
                                                                        & Woods
                                                                         Inc,
                                                                         Loop
                                                                        Capital
                                                                        Markets
                                                                         LLC,
                                                                        Sandler
                                                                        O'Neill
                                                                           &
                                                                       Partners
                                                                        LP, The
                                                                       Williams
                                                                        Capital
                                                                       Group LP
                                                                          and
                                                                       Utendahl
                                                                        Capital
                                                                       Partners
                                                                          LP

  Fifth    06/09/0    -    $99.99  $750,000,   525,000  0.07%   0.27   Citigrou
  Third       4                       000                         %    p, Fifth
  Auto                                                                   Third
  Trust                                                                Securiti
 2004-A                                                                 es and
                                                                        Morgan
                                                                        Stanley


Strategist Portfolio:


 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts


                                                                     JP Morgan,
                                                                      Banc of
The Rouse   03/10/     -     $99.69 $400,000  85,000   0.02%   0.09   America
 Company      04                      ,000                      %    Securities
                                                                      LLC, UBS
                                                                     Investment
                                                                       Bank,
                                                                      Deutsche
                                                                        Bank
                                                                     Securities
                                                                     , Goldman
                                                                      Sachs &
                                                                     Co, Morgan
                                                                      Stanley,
                                                                        PNC
                                                                      Capital
                                                                      Markets
                                                                      Inc, RBC
                                                                      Capital
                                                                      Markets,
                                                                       Scotia
                                                                      Capital
                                                                        and
                                                                      Wachovia
                                                                     Securities